SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2011
Date of Report (Date of earliest event reported)

MicroChannel Technologies Corporation
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-146404
(Commission File Number)

98-0539775
(I.R.S. Employer Identification No.)

9192 Red Branch Rd.
Suite 110
Columbia, Maryland 21045
(Address of principal executive offices)

(800) 213-0689
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On September 28, 2011, Kalen Capital Corporation, a corporation formed and existing under the laws of the Province of Alberta, Canada, in two separate private transactions, sold an aggregate of 29,749,600 of its 36,749,600 shares of MicroChannel Technologies Corporation (the “Company”), representing 55.2% of the Company’s issued and outstanding common stock to Messrs. Jatinder Bhogal and Jeet Sidhu, a current director of the Company, for total compensation of $2,974.96. Pursuant to the terms of their respective stock purchase agreements, Mr. Bhogal purchased 23,000,000 shares of the Company’s common stock for $2,300 and Mr. Sidhu purchased 6,749,600 shares of the Company’s common stock for $674.96; each of Messrs. Bhogal and Sidhu used their personal funds to purchase their respective shares. These transactions constitute a change in control of the Company. At the current time the Company will remain a “shell company” as that term is defined in Rule 405 of the Securities Act of 1933, as amended and Rule 12b-2 of the Securities Exchange Act of 1934, as amended. There are no arrangements between Messrs. Bhogal and Sidhu and Kalen Capital Corporation with respect to the election of directors, changes the Company’s current management or any other matters.

SECTION 6.  [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number                      Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 4, 2011.

MicroChannel Technologies Corporation

By: /s/ David Gamache
David Gamache
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director